UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2023

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange
Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange
9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 21, 2023, Global Partners LP (the “Partnership”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of its acquisition of 25 refined product terminals and related assets from Motiva Enterprises LLC (“Motiva”) which are located along the Atlantic Coast, in the Southeast and in Texas (the “Terminal Facilities”), pursuant to an Asset Purchase Agreement dated as of November 8, 2023 between the Partnership and Motiva.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Original Form 8-K to include (i) the audited Statement of Assets Acquired and Liabilities Assumed as of December 21, 2023 and (ii) unaudited pro forma financial information of the Partnership giving effect to the acquisition required by Item 9.01(b) of Form 8-K, which were excluded from the Original Form 8-K.

All other items in the Original Form 8-K remain the same and are hereby incorporated by reference into the Amendment.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statement of Assets Acquired and Liabilities Assumed

Pursuant to the authority granted under Rule 3-13 of Regulation S-X, the Securities and Exchange Commission (the “SEC”) is permitting the Partnership to substitute an audited Statement of Assets Acquired and Liabilities Assumed as of the closing date in lieu of the financial statements required by Rule 3-05 of Regulation S-X related to the acquisition of the Terminal Facilities.

The audited Statement of Assets Acquired and Liabilities Assumed related to the Terminal Facilities as of December 21, 2023 is included as Exhibit 99.1 hereto and incorporated herein by reference.

(b)       Pro Forma Financial Information

In accordance with Rule 11-02(c)(1) of Regulation S-X, a pro forma balance sheet has not been prepared to give effect to the assets acquired and liabilities assumed related to the Terminal Facilities which are included in the consolidated balance sheet of the Partnership included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2023, which was previously filed with the SEC on February 28, 2024.

(d)	Exhibit
23.1	Consent of Ernst & Young, LLP
99.1	Audited Statement of Assets Acquired and Liabilities Assumed as of December 21, 2023, including notes thereto and Report of Independent Auditors thereon
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: February 28, 2024	By:	/s/ Sean T. Geary
Sean T. Geary
Chief Legal Officer and Secretary